Exhibit 99.1

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to consolidated financial statement captions and additional disclosures resulting from the change in accounting policy (including certain USF fees) and customer and cost assignment changes:

$ in millions	1Q19	2Q19	3Q19	4Q19	2019	2018
Operating revenue, as reported	$5,647	5,578	5,606	5,570	22,401	23,443
Reclassifications:
Change in accounting policy	(220)	(203)	(256)	(264)	(943)	(863)
Customer and cost assignment changes	0	0	0	0	0	0

Operating revenue, as adjusted	$5,427	5,375	5,350	5,306	21,458	22,580

Revenue from contracts with customers, as reported	$5,289	5,222	5,251	4,686	20,448	21,905
Reclassifications:
Change in accounting policy	(220)	(203)	(256)	(264)	(943)	(863)
Customer and cost assignment changes	0	0	0	0	0	0

Revenue from contracts with customers, as adjusted	$5,069	5,019	4,995	4,422	19,505	21,042

Cost of services and products, as reported	$2,520	2,446	2,590	2,521	10,077	10,862
Reclassifications:
Change in accounting policy	(220)	(203)	(256)	(264)	(943)	(863)
Customer and cost assignment changes	0	0	0	0	0	0

Cost of services and products, as adjusted	$2,300	2,243	2,334	2,257	9,134	9,999

Operating expenses, as reported	$11,146	4,602	4,656	4,723	25,127	22,873
Reclassifications:
Change in accounting policy	(220)	(203)	(256)	(264)	(943)	(863)
Customer and cost assignment changes	0	0	0	0	0	0

Operating expenses, as adjusted	$10,926	4,399	4,400	4,459	24,184	22,010

Adjusted EBITDA margin, as reported	39.5%	39.7%	39.7%	37.8%	39.2%	36.7%
Adjusted EBITDA margin, as adjusted	41.1%	41.2%	41.6%	39.7%	40.9%	38.1%

The change in accounting policy and customer and cost assignment changes had no impact on Consolidated Operating Income (Loss), Net Income (Loss), Earnings (Loss) per Share, or Adjusted EBITDA.

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment revenue resulting from the change in accounting policy (including certain USF fees) and customer assignment changes:

$ in millions		1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
International and Global Accounts	Reported	$891	902	899	904	3,596	3,653
	Change in accounting policy	(31)	(28)	(35)	(37)	(131)	(121)
	Customer assignment changes	3	3	2	3	11	11

	Adjusted/New	$863	877	866	870	3,476	3,543

Enterprise	Reported	$1,523	1,505	1,550	1,555	6,133	6,133
	Change in accounting policy	(105)	(99)	(125)	(129)	(458)	(371)
	Customer assignment changes	7	3	3	8	21	3

	Adjusted/New	$1,425	1,409	1,428	1,434	5,696	5,765

Small and Medium Business	Reported	$755	736	734	731	2,956	3,144
	Change in accounting policy	(44)	(40)	(52)	(53)	(189)	(201)
	Customer assignment changes	(11)	(8)	(8)	(13)	(40)	(25)

	Adjusted/New	$700	688	674	665	2,727	2,918

Wholesale	Reported	$1,037	1,018	1,025	994	4,074	4,397
	Change in accounting policy	(11)	(8)	(12)	(13)	(44)	(49)
	Customer assignment changes	4	2	4	2	12	12

	Adjusted/New	$1,030	1,012	1,017	983	4,042	4,360

Consumer	Reported	$1,441	1,417	1,398	1,386	5,642	6,116
	Change in accounting policy	(29)	(28)	(32)	(32)	(121)	(121)
	Customer assignment changes	(3)	0	(1)	0	(4)	(1)

	Adjusted/New	$1,409	1,389	1,365	1,354	5,517	5,994

Total	Reported	$5,647	5,578	5,606	5,570	22,401	23,443
	Change in accounting policy	(220)	(203)	(256)	(264)	(943)	(863)
	Customer assignment changes	0	0	0	0	0	(0)

	Adjusted/New	$5,427	5,375	5,350	5,306	21,458	22,580

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment revenue by product and service offering resulting from the change in accounting policy (including certain USF fees) and customer assignment changes:

$ in millions	1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
International and Global Accounts
IP and Data Services Reported	$420	420	417	419	1,676	1,728
Change in accounting policy	(12)	(11)	(14)	(14)	(51)	(47)
Customer assignment changes	0	0	1	1	2	1

IP and Data Services Adjusted/New	408	409	404	406	1,627	1,682

Transport and Infrastructure Reported	320	333	331	334	1,318	1,276
Change in accounting policy	(12)	(11)	(15)	(15)	(53)	(47)
Customer assignment changes	1	1	1	0	3	1

Transport and Infrastructure Adjusted/New	309	323	317	319	1,268	1,230

Voice and Collaboration Reported	94	94	96	93	377	387
Change in accounting policy	(7)	(6)	(6)	(8)	(27)	(27)
Customer assignment changes	2	1	(1)	2	4	5

Voice and Collaboration Adjusted/New	89	89	89	87	354	365

IT and Managed Services Reported	57	55	55	58	225	262
Change in accounting policy	0	0	0	0	0	0
Customer assignment changes	0	1	1	0	2	4

IT and Managed Services Adjusted/New	57	56	56	58	227	266

Total Reported	891	902	899	904	3,596	3,653
Change in accounting policy	(31)	(28)	(35)	(37)	(131)	(121)
Customer assignment changes	3	3	2	3	11	11

Total Adjusted/New	$863	877	866	870	3,476	3,543

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment revenue by product and service offering resulting from the change in accounting policy (including certain USF fees) and customer assignment changes:

$ in millions	1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
Enterprise
IP and Data Services Reported	$688	681	691	703	2,763	2,673
Change in accounting policy	(52)	(48)	(61)	(62)	(223)	(189)
Customer assignment changes	2	(1)	1	(4)	(2)	1

IP and Data Services Adjusted/New	638	632	631	637	2,538	2,485

Transport and Infrastructure Reported	364	368	405	408	1,545	1,550
Change in accounting policy	(18)	(17)	(22)	(24)	(81)	(63)
Customer assignment changes	1	3	1	10	15	(3)

Transport and Infrastructure Adjusted/New	347	354	384	394	1,479	1,484

Voice and Collaboration Reported	397	390	395	385	1,567	1,607
Change in accounting policy	(35)	(34)	(42)	(43)	(154)	(119)
Customer assignment changes	4	2	1	3	10	7

Voice and Collaboration Adjusted/New	366	358	354	345	1,423	1,495

IT and Managed Services Reported	74	66	59	59	258	303
Change in accounting policy	0	0	0	0	0	0
Customer assignment changes	0	(1)	0	(1)	(2)	(2)

IT and Managed Services Adjusted/New	74	65	59	58	256	301

Total Reported	1,523	1,505	1,550	1,555	6,133	6,133
Change in accounting policy	(105)	(99)	(125)	(129)	(458)	(371)
Customer assignment changes	7	3	3	8	21	3

Total Adjusted/New	$1,425	1,409	1,428	1,434	5,696	5,765

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment revenue by product and service offering resulting from the change in accounting policy (including certain USF fees) and customer assignment changes:

$ in millions	1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
Small and Medium Business
IP and Data Services Reported	$300	290	295	299	1,184	1,178
Change in accounting policy	(21)	(18)	(24)	(24)	(87)	(91)
Customer assignment changes	(3)	(1)	(1)	(1)	(6)	(9)

IP and Data Services Adjusted/New	276	271	270	274	1,091	1,078

Transport and Infrastructure Reported	107	106	106	101	420	471
Change in accounting policy	(6)	(6)	(8)	(8)	(28)	(30)
Customer assignment changes	(6)	(6)	(5)	(10)	(27)	(17)

Transport and Infrastructure Adjusted/New	95	94	93	83	365	424

Voice and Collaboration Reported	336	328	322	320	1,306	1,443
Change in accounting policy	(17)	(16)	(20)	(21)	(74)	(80)
Customer assignment changes	(2)	0	(2)	(2)	(6)	3

Voice and Collaboration Adjusted/New	317	312	300	297	1,226	1,366

IT and Managed Services Reported	12	12	11	11	46	52
Change in accounting policy	0	0	0	0	0	0
Customer assignment changes	0	(1)	0	0	(1)	(2)

IT and Managed Services Adjusted/New	12	11	11	11	45	50

Total Reported	755	736	734	731	2,956	3,144
Change in accounting policy	(44)	(40)	(52)	(53)	(189)	(201)
Customer assignment changes	(11)	(8)	(8)	(13)	(40)	(25)

Total Adjusted/New	$700	688	674	665	2,727	2,918

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment revenue by product and service offering resulting from the change in accounting policy (including certain USF fees) and customer assignment changes:

$ in millions	1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
Wholesale
IP and Data Services Reported	$341	339	357	340	1,377	1,382
Change in accounting policy	(5)	(3)	(4)	(5)	(17)	(17)
Customer assignment changes	2	1	0	2	5	4

IP and Data Services Adjusted/New	338	337	353	337	1,365	1,369

Transport and Infrastructure Reported	499	484	467	470	1,920	2,136
Change in accounting policy	(4)	(3)	(5)	(5)	(17)	(23)
Customer assignment changes	0	1	2	1	4	5

Transport and Infrastructure Adjusted/New	495	482	464	466	1,907	2,118

Voice and Collaboration Reported	196	193	200	182	771	872
Change in accounting policy	(2)	(2)	(3)	(3)	(10)	(9)
Customer assignment changes	1	0	1	0	2	2

Voice and Collaboration Adjusted/New	195	191	198	179	763	865

IT and Managed Services Reported	1	2	1	2	6	7
Change in accounting policy	0	0	0	0	0	0
Customer assignment changes	1	0	1	(1)	1	1

IT and Managed Services Adjusted/New	2	2	2	1	7	8

Total Reported	1,037	1,018	1,025	994	4,074	4,397
Change in accounting policy	(11)	(8)	(12)	(13)	(44)	(49)
Customer assignment changes	4	2	4	2	12	12

Total Adjusted/New	$1,030	1,012	1,017	983	4,042	4,360

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment revenue by product and service offering resulting from the change in accounting policy (including certain USF fees) and customer assignment changes:

$ in millions	1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
Consumer
Broadband Reported	$722	718	718	718	2,876	2,822
Change in accounting policy	0	0	0	0	0	0
Customer assignment changes	0	0	0	0	0	2

Broadband Adjusted/New	722	718	718	718	2,876	2,824

Voice Reported	489	477	462	453	1,881	2,173
Change in accounting policy	(29)	(28)	(32)	(32)	(121)	(121)
Customer assignment changes	17	18	23	19	77	75

Voice Adjusted/New	477	467	453	440	1,837	2,127

Regulatory Reported	159	158	157	160	634	729
Change in accounting policy	0	0	0	0	0	0
Customer assignment changes	(2)	(1)	0	1	(2)	(2)

Regulatory Adjusted/New	157	157	157	161	632	727

Other Reported	71	64	61	55	251	392
Change in accounting policy	0	0	0	0	0	0
Customer assignment changes	(18)	(17)	(24)	(20)	(79)	(76)

Other Adjusted/New	53	47	37	35	172	316

Total Reported	1,441	1,417	1,398	1,386	5,642	6,116
Change in accounting policy	(29)	(28)	(32)	(32)	(121)	(121)
Customer assignment changes	(3)	0	(1)	0	(4)	(1)

Total Adjusted/New	$1,409	1,389	1,365	1,354	5,517	5,994

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment cost of services and products resulting from the change in accounting policy (including certain USF fees) and customer and cost assignment changes:

$ in millions		1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
International and Global Accounts	Reported	$259	258	269	258	1,044	1,056
	Change in accounting policy	(31)	(28)	(35)	(37)	(131)	(121)
	Customer and cost assignment changes	3	2	1	1	7	5

	Adjusted/New	$231	232	235	222	920	940

Enterprise	Reported	$496	497	544	551	2,088	2,038
	Change in accounting policy	(105)	(99)	(125)	(129)	(458)	(371)
	Customer and cost assignment changes	37	36	32	33	138	177

	Adjusted/New	$428	434	451	455	1,768	1,844

Small and Medium Business	Reported	$153	147	155	151	606	614
	Change in accounting policy	(44)	(40)	(52)	(53)	(189)	(201)
	Customer and cost assignment changes	(4)	(5)	(4)	(5)	(18)	3

	Adjusted/New	$105	102	99	93	399	416

Wholesale	Reported	$141	145	144	137	567	645
	Change in accounting policy	(11)	(8)	(12)	(13)	(44)	(49)
	Customer and cost assignment changes	4	3	2	3	12	(29)

	Adjusted/New	$134	140	134	127	535	567

Consumer	Reported	$87	77	80	69	313	500
	Change in accounting policy	(29)	(28)	(32)	(32)	(121)	(121)
	Customer and cost assignment changes	0	2	2	1	5	(23)

	Adjusted/New	$58	51	50	38	197	356

Operations and Other	Reported	$1,384	1,322	1,398	1,355	5,459	6,009
	Change in accounting policy	0	0	0	0	0	0
	Customer and cost assignment changes	(40)	(38)	(33)	(33)	(144)	(133)

	Adjusted/New	$1,344	1,284	1,365	1,322	5,315	5,876

Total	Reported	$2,520	2,446	2,590	2,521	10,077	10,862
	Change in accounting policy	(220)	(203)	(256)	(264)	(943)	(863)
	Customer and cost assignment changes	0	0	0	0	0	0

	Adjusted/New	$2,300	2,243	2,334	2,257	9,134	9,999

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment selling, general and administrative expense resulting from the customer and cost assignment changes:

$ in millions		1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
International and Global Accounts	Reported	$68	68	65	65	266	256
	Customer and cost assignment changes	(1)	(1)	(1)	(2)	(5)	(7)

	Adjusted/New	$67	67	64	63	261	249

Enterprise	Reported	$149	143	134	129	555	573
	Customer and cost assignment changes	(1)	(2)	(2)	(5)	(10)	(6)

	Adjusted/New	$148	141	132	124	545	567

Small and Medium Business	Reported	$132	120	112	116	480	517
	Customer and cost assignment changes	(8)	(5)	(4)	(4)	(21)	(27)

	Adjusted/New	$124	115	108	112	459	490

Wholesale	Reported	$20	21	21	18	80	86
	Customer and cost assignment changes	(6)	(6)	(6)	(4)	(22)	(24)

	Adjusted/New	$14	15	15	14	58	62

Consumer	Reported	$109	110	102	94	415	511
	Customer and cost assignment changes	35	27	20	24	106	106

	Adjusted/New	$144	137	122	118	521	617

Operations and Other	Reported	$454	498	397	570	1,919	2,222
	Customer and cost assignment changes	(19)	(13)	(7)	(9)	(48)	(42)

	Adjusted/New	$435	485	390	561	1,871	2,180

Total	Reported	$932	960	831	992	3,715	4,165
	Customer and cost assignment changes	0	0	0	0	0	0

	Adjusted/New	$932	960	831	992	3,715	4,165

CenturyLink, Inc.

(Unaudited)

The following table reflects the retrospective impacts to segment Adjusted EBITDA resulting from the customer and cost assignment changes:

$ in millions		1Q19	2Q19	3Q19	4Q19	2019	2018
By Segment
International and Global Accounts	Reported	$564	576	565	581	2,286	2,341
	Customer and cost assignment changes	1	2	2	4	9	12

	Adjusted/New	$565	578	567	585	2,295	2,353

Enterprise	Reported	$878	865	872	875	3,490	3,522
	Customer and cost assignment changes	(29)	(31)	(27)	(20)	(107)	(168)

	Adjusted/New	$849	834	845	855	3,383	3,354

Small and Medium Business	Reported	$470	469	467	464	1,870	2,013
	Customer and cost assignment changes	1	2	0	(4)	(1)	0

	Adjusted/New	$471	471	467	460	1,869	2,013

Wholesale	Reported	$876	852	860	839	3,427	3,666
	Customer and cost assignment changes	6	5	8	3	22	66

	Adjusted/New	$882	857	868	842	3,449	3,732

Consumer	Reported	$1,245	1,230	1,216	1,223	4,914	5,105
	Customer and cost assignment changes	(38)	(29)	(23)	(25)	(115)	(83)

	Adjusted/New	$1,207	1,201	1,193	1,198	4,799	5,022

Operations and Other	Reported	($1,805)	(1,777)	(1,757)	(1,877	(7,216)	(8,045)
	Customer and cost assignment changes	59	51	40	42	192	173

	Adjusted/New	($1,746)	(1,726)	(1,717)	(1,835)	(7,024)	(7,872)

Total	Reported	$2,228	2,215	2,223	2,105	8,771	8,602
	Customer and cost assignment changes	0	0	0	0	0	0

	Adjusted/New	$2,228	2,215	2,223	2,105	8,771	8,602